UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2014

WESTMOUNTAIN GOLD, INC.
(Exact name of registrant as specified in its charter)

Colorado	000- 53028	26-1315498
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

120 E. Lake St., Ste. 401 Sandpoint, ID 83864
(Address of Principal Executive Offices)

(208)265-1717
Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 23, 2014, the Company’s Chief Financial Officer, Loni Kepper, tendered notice of her resignation to the Company, effective May 26, 2014. The Company’s Chief Executive Officer, Greg Schifrin, will serve as interim CFO until such time as a replacement is found and appointed by the Company’s board of directors.

Item 8.01 Other Events.

In its Current Report on Form 8-K dated April 18, 2014, the Company reported that it had received a notice of default with respect to the annual royalty payment of $100,000 due Ben Porterfield under the terms of the Company’s lease agreement with Porterfield. This annual royalty payment in the amount of $100,000 was made to Porterfield on May 23, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTMOUNTAIN GOLD, INC.

Date: May 30, 2014	By:	/s/ Gregory Schifrin
Name: Gregory Schifrin
Title: Chief Executive Officer